UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) January 17, 2019

KOPIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19882	04-2833935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 North Drive, Westborough, MA 01581
(Address of Principal Executive Offices) (Zip Code)

(508) 870-5959
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2019, the Board of Directors (the “Board”) of Kopin Corporation (the “Company”), appointed Paul Baker its Strategic Business Officer effective January 17, 2019 (the “Effective Date”). In Mr. Baker’s new role, his responsibilities will expand to include evaluating technology commercialization alternatives as the Company transitions from a development focus to marketing its recently created technologies. He will also assist in identifying and implementing programs to improve organizational efficiency and execution.

Mr. Baker, age 56, previously served as the Company’s Senior Vice President, Business Development since January 2017, and as Vice President, Business Development between March 2014 and December 2016. From 2007 to 2014, Mr. Baker served as Executive Vice President, Business Development & Sales at ZINK Imaging Co., a privately-held company headquartered in Billerica, Massachusetts that invented ZINK Zero Ink® Technology. Mr. Baker holds a B.A. in economics from Colby College and a M.B.A. from Boston University.

In his new role as Senior Business Officer, Mr. Baker will receive an annual base salary of $295,000. Mr. Baker was granted 50,000 shares of restricted stock, which will vest at the rate of 20% on each of the first five December 10 anniversaries beginning on December 10, 2019. The restricted stock will be subject to the terms of the Company’s 2010 Equity Incentive Plan and any applicable restricted stock agreements. Mr. Baker will be eligible to participate in all employee benefit plans that the Company may establish for similarly situated employees, in accordance with the terms of those benefit plans or programs, as they may be amended from time to time.

Item 7.01	Regulation FD Disclosure.

On January 22, 2019, the Company issued a press release announcing the appointment of Mr. Baker to serve as the Company’s Strategic Business Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information included in Item 7.01 of this Current Report on Form 8-K and the exhibit related hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
10.1	Offer Letter, dated January 17, 2019, by and between Kopin Corporation and Paul Baker
99.1	Press Release, dated January 22, 2019, entitled "Kopin Announces Promotion of Paul Baker to Strategic Business Officer"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KOPIN CORPORATION
Date:	January 22, 2019	By:	/S/ RICHARD A. SNEIDER
Richard A. Sneider
Treasurer and Chief Financial Officer